UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 27, 2007

ACTIVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On July 30, 2007, the Board of Directors of Activision, Inc. (the ”Company”) adopted the Activision, Inc. 2007 Incentive Plan (the ”2007 Plan”), subject to stockholder approval, and reserved 15,000,000 shares of Common Stock for issuance thereunder. At the 2007 annual meeting of stockholders of the Company, which was held on September 27, 2007, the Company’s stockholders approved the 2007 Plan, which became effective immediately upon such approval.

The 2007 Plan authorizes the Compensation Committee of the Company’s Board of Directors to provide equity-based compensation in the form of stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units and other performance- or value-based awards structured by the Compensation Committee within parameters set forth in the 2007 Plan, including custom awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of the Company’s common stock, par value $.000001 per share (“Common Stock”), or factors that may influence the value of Common Stock or that are valued based on performance of the Company or any of its subsidiaries or business units or other factors designated by the Compensation Committee, as well as incentive bonuses, for the purpose of providing incentives and rewards for superior performance to the directors, officers, employees of, and consultants to, the Company and its subsidiaries.

The Company will cease to make awards under the following equity incentive plans (collectively, the “Rolled-Up Plans”), although such plans will remain in effect and continue to govern outstanding awards:  (i) Activision, Inc. 1998 Incentive Plan, as amended; (ii) Activision, Inc. 1999 Incentive Plan, as amended; (iii) Activision, Inc. 2001 Incentive Plan, as amended; (iv) Activision, Inc. 2002 Incentive Plan, as amended; (v) Activision, Inc. 2002 Executive Incentive Plan, as amended; (vi) Activision, Inc. 2002 Studio Employee Retention Incentive Plan, as amended; and (vii) Activision, Inc. 2003 Incentive Plan, as amended. Upon the approval of the 2007 Plan by the Company’s stockholders, the shares available for issuance thereunder were increased by an additional 2,685,577 shares of Common Stock to reflect the number of shares reserved for issuance but not subject to outstanding awards under the Rolled-Up Plans at the time of such approval. Additionally, the number of shares of Common Stock reserved for issuance under the 2007 Plan may be further increased from time to time by:  (i) the number of shares relating to awards outstanding under any Rolled-Up Plan that:  (a) expire, or are forfeited, terminated or cancelled, without the issuance of shares; (b) are settled in cash in lieu of shares; or (c) are exchanged, prior to the issuance of shares of Common Stock, for awards not involving Common Stock; and (ii) if the exercise price of any option outstanding under any Rolled-Up Plan is, or the tax withholding requirements with respect to any award outstanding under any Rolled-Up Plan are, satisfied by withholding shares otherwise then deliverable in respect of the award or the actual or constructive transfer to the Company of shares already owned, the number of shares equal to the withheld or transferred shares.

The foregoing description of the 2007 Plan is qualified in its entirety by reference to the full text of the 2007 Plan, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           On September 27, 2007, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”). Pursuant to the amendment and restatement, among other things:

•                  Section 2.1 (Place of Stockholders’ Meetings) was revised to permit stockholder meetings to be held partially or wholly by remote communication;

•                  Certain sections of the Bylaws, including Section 2.5 (Notice of Meetings of Stockholders), Section 2.11 (List of Stockholders), Section 3.4(e) (Meetings of the Board of Directors) and Section 7.3 (Notice and Waiver of Notice), were revised to permit certain processes and procedures to be performed electronically;

•                  Certain sections of the Bylaws, including Section 2.9 (Proxies), Section 2.10 (Inspectors) and Section 2.13 (Action By Consent Without Meeting), were revised to reflect certain recent changes in the Delaware General Corporation Law and to clarify certain procedures related to the revocation of proxies and actions taken by written consent of stockholders;

•                  Section 2.14 (Advance Notice Procedures) of the Bylaws was revised to clarify the notice procedures stockholders must follow in order to make proposals for business to be brought before an annual meeting;

•                  Certain sections of the Bylaws relating to the directors and officers of the Company, including Section 3.2 (Number and Terms of Office of Directors), Section 3.5 (Quorum and Action), Section 3.6 (Presiding Officer and Secretary of Meeting), Section 3.9(a) (Committees), Section 4.1 (Officers) and Section 4.3 (Duties), were revised to more precisely reflect current practices of the Company relating to its officers, to resolve inconsistencies among the provisions, to remove provisions that were no longer relevant and to clarify certain procedures and requirements related to meetings of and voting by the Board of Directors;

•                  Section 3.9(c) (Committees) of the Bylaws was added to reflect that the Board of Directors will be governed by Section 141(c)(2) of the Delaware General Corporation Law;

•                  Certain sections of the Bylaws, including Section 5.1 (Stock Certificates and Uncertificated Shares), Section 5.3 (Transfer of Record Ownership) and Section 5.4 (Lost, Stolen or Destroyed Certificates), were revised to permit the Company to issue uncertificated shares and facilitate the Company’s maintenance of orderly books and records; and

•                  Section 8.2 (Right to Advancement of Expenses) of the Bylaws was revised to clarify and elaborate on the procedures and requirements for the advancement of expenses in connection with the Company’s indemnification of its directors and officers.

The foregoing description of the revisions to the Bylaws in connection with the amendment and restatement thereof is qualified in its entirety by reference to the full text of the Bylaws, as so amended and restated, which are filed as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1

Third Amended and Restated By-Laws of Activision, Inc. (incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form S-8, Registration No. 333-146431, filed October 1, 2007).

10.1	Activision, Inc. 2007 Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, Registration No. 333-146431, filed October 1, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2007	ACTIVISION, INC.

	By:	/s/ George L. Rose
George L. Rose
Secretary